UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 ____________________

FORM 8-K
  ____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2020

MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-279552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
  ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 5, 2020, MiMedx Group, Inc. (the "Company") announced that it had appointed William L. Phelan as Senior Vice President and Chief Accounting Officer of the Company, effective May 1, 2020.
Prior to joining MiMedx, Mr. Phelan, age 49, was a Managing Director for CFGI, a leading firm providing accounting, reporting, tax and compliance services from May 2018 until April 2020. As an employee of CFGI and its predecessor, he served as Interim Controller at MiMedx from June 6, 2018 until his appointment as Senior Vice President and Chief Accounting Officer of the Company, effective May 1, 2020. Before joining CFGI, Mr. Phelan served as Vice President and Chief Accounting Officer at Sancilio Pharmaceuticals Company, Inc., a pharmaceutical company, from August 2015 to December 2017. Mr. Phelan holds a Bachelor of Science in Accounting from Shippensburg University and a Master of Business Administration from Penn State University. He is licensed as a certified public accountant in Pennsylvania, and a member of multiple accounting industry associations.
Mr. Phelan will receive an annual base salary of $350,000 and will be eligible for a target annual incentive of forty percent (40%) of his base salary and a target long-term incentive equal to seventy percent (70%) of his base salary. In addition, upon his appointment as Senior Vice President and Chief Accounting Officer, he received (i) a restricted stock unit grant with a value of $350,000 which vests pro rata annually over three years, and (ii) a performance-based restricted stock unit grant with a value of $150,000, a third of which vests upon the achievement of each of three discrete performance goals. Once vested, both grants will be settled in a number of shares of Company common stock based on the closing stock price of the Company thirty days after the Company first becomes current in its obligations with the Securities and Exchange Commission.

There are no arrangements or understandings between Mr. Phelan and any other persons pursuant to which he was selected as Senior Vice President and Chief Accounting Officer. There are also no family relationships between Mr. Phelan and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On May 5, 2020, the Company issued a press release announcing Mr. Phelan's appointment as Senior Vice President and Chief Accounting Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: May 5, 2020.	By:	/s/ Peter M. Carlson
Chief Financial Officer